UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2007


                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


               0-22446                          95-3015862
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        (Commission File Number)        (IRS Employer Identification No.)


     495A South Fairview Avenue, Goleta, California              93117
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        (Address of principal executive offices)                (Zip code)


Registrant's telephone number, including area code            (805) 967-7611
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02.      Results of Operations and Financial Condition

     On July 26, 2007, Deckers Outdoor Corporation issued a press release announcing its financial results for the three months ended June 30, 2007 and held a conference call regarding its financial results for the second quarter of 2007 ended June 30, 2007. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated by reference herein.

     The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 7.01.      Regulation FD Disclosure.

     The Company has discovered that employee payroll declarations and certain tax payments made by certain of the Company's foreign subsidiaries in foreign jurisdictions have been underreported and underpaid. Management advised the Audit Committee of the Board of Directors of the matter and as a result the Audit Committee has engaged special outside counsel to undertake an internal review of this matter.

     Based upon the investigation to date, the Company believes that the inadequate declarations and underpayments did not exceed $500,000 in any given year and $2.7 million in the aggregate. However, the internal review is not yet complete, and there can be no assurance that the final amount will not be materially different. Though the internal review is not sufficiently complete for the Company to determine whether, or in what amounts, the underpayments will result in any government action or whether any past due interest, fines or other penalties will be required, the Company currently believes that interest and penalties with respect thereto could range from $3.3 million to $15.4 million. Certain of the Company's historical financial statements may be required to be restated and the financial results and guidance included in its earnings release issued today may change depending on the results of the internal review.

     The Company is committed to ensuring that it has in place all necessary internal and disclosure controls and is currently evaluating the impact of the matters described above on its internal control over financial reporting and its disclosure controls and procedures. The Company expects to disclose its conclusions and remedial actions promptly upon finalizing the evaluation and the internal review. The Company's Audit Committee and management have discussed the matters disclosed in this press release with KPMG LLP, the Company's independent registered public accounting firm.

     At this time, the Company does not believe that government actions, interest, fines, penalties, remedies, sanctions, litigation and related expenses or changes will disrupt the Company's operations or have a material adverse effect on the Company's business, however, no assurance can be given at this time regarding the final impact. There can be no assurance that government actions with respect to this matter will not be instituted, that interest, fines and other penalties, remedies and sanctions will not be imposed, or that we will not be required to make changes to our business practices and compliance program.

     The Company has voluntarily advised the staff of the U.S. Securities and Exchange Commission that the Company's Audit Committee has engaged outside counsel to undertake the review described above. We have not yet advised governmental authorities in the foreign jurisdictions of the internal review but intend to do so.

     Some of the information disclosed under this Item 7.01 regarding our expectations, beliefs and views about the internal review and its impact on us are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," or future or conditional verbs such as "will," "would," "should," "could," or "may" or by the fact that such statements relate to future, and not just historical, events or circumstances, including statements related to the results of the internal review. The forward-looking statements herein regarding the results of the internal review are based on currently available information as of the date of this release, and because the internal review is incomplete, the actual result may differ significantly from what is expected at the current time. Readers are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date of this disclosure. The Company undertakes no obligation to publicly release or update the results of any revisions to forward-looking statements, which may be made to reflect new information, events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

     The information disclosed under this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01.      Financial Statements and Exhibits.

        (d)     Exhibits.

                Exhibit No.             Description
                -----------             -----------
                     99.1               Press release, dated July 26, 2007

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Deckers Outdoor Corporation

Date: July 26, 2007                     /s/ Zohar Ziv
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                                        Zohar Ziv, Chief Financial Officer